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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 9, 2002

                          ATLAS PIPELINE PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)

      Delaware                        1-14998                  23-3011077
      --------                        -------                  ----------
(State of incorporation             (Commission             (I.R.S. Employer
   or organization)                 File Number)           Identification No.)


               311 Rouser Road, Moon Township, Pennsylvania 15108
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               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (412) 262-2830

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Item 5.           Other Events.
                  ------------

         The contribution agreement, dated January 18, 2002, among Atlas Pipeline Partners, L.P., Atlas Pipeline Partners GP, LLC, Resource America, Inc., Vulcan Intermediary, L.L.C. and New Vulcan Coal Holdings, L.L.C. has been amended to change the date on which the transaction may be terminated by either Atlas Pipeline Partners GP or Vulcan Intermediary and New Vulcan Coal Holdings to June 15, 2002, subject to extension to July 31, 2002.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

                  2 First Amendment to Contribution Agreement among Vulcan Intermediary, L.L.C., New Vulcan Coal Holding, L.L.C., Atlas Pipeline Partners GP, LLC, Atlas Pipeline Partners, L.P. and Resource America, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATLAS PIPELINE PARTNERS, L.P.

                                     By:  Atlas Pipeline Partners GP, LLC
                                          Its General Partner
Date:  May 15, 2002
                                     By: /s/ Michael L. Staines
                                     Michael L. Staines, President,
                                     Chief Operating Officer and Secretary